                              KEYCO BOND FUND, INC.
                        27777 FRANKLIN ROAD - SUITE 1850
                           SOUTHFIELD, MICHIGAN 48034
                                 (248) 353-0790


November 16, 2001




To Our Shareholders:

We are pleased to send you this Annual Report of Keyco Bond Fund, Inc. for the year ended September 30, 2001.

Net investment income for the year was $1,379,546 or $1.09 per share, down $51,765 from $1,431,311 or $1.13 per share last year. Most of this change was caused by a $43,157 decline in interest income as bonds purchased in recent years yield less than the matured or called bonds which they replaced. Expenses, primarily as a result of an increase in the annual audit fee, increased by $8,608.

The net asset value of the Fund was $26,727,160 or $21.09 per share at September 30, 2001, an increase of $812,895 or $.64 per share from September 30, 2000. This increase is primarily the result of unrealized appreciation of investments due to a decrease in market interest rates. As of September 30, 2001, the weighted average annual yield on the Fund's portfolio was 5.8% based on cost and 5.5% based on market value, and the weighted average maturity was 9.4 years.

During the year, 15 bonds were either called, sold or matured for total proceeds of $3,090,843. The Fund realized a capital gain of $5,414 which, for income tax purposes, was offset by capital losses from prior years. The Fund has a remaining capital loss carryover of $98,900.

Cash from these dispositions was reinvested in bonds maturing in eight to nineteen years. Portfolio turnover was 11.4%.

The Board of Directors, on November 2, 2001, declared quarterly dividends which total $1.05 per share for the year ending September 30, 2002. The $1.05 is subject to revision in September 2002 based upon actual net investment income for the year. Quarterly dividend payment dates are February 1, May 1, August 1 and November 1.

The Annual Meeting of Shareholders of Keyco Bond Fund, Inc. will be held at 27777 Franklin Road, Suite 1850, Southfield, Michigan, on Wednesday, December 12, 2001, at 10:30 a.m. for the purpose of electing Directors and ratifying the selection of PricewaterhouseCoopers LLP as our auditors.

Mark Schlussel and David Page continue to serve as independent outside Directors, and their remuneration remains at $1,000 each per meeting. In addition, the fund pays $25,000 annually for certain administrative services and office space.

If you have any questions concerning the Fund or the enclosed information, please call me.


On behalf of the Board of Directors,


/s/ Joel D. Tauber

Joel D. Tauber
President


Enclosures

KEYCO BOND FUND, INC.
REPORT ON AUDIT OF FINANCIAL STATEMENTS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

KEYCO BOND FUND, INC.
CONTENTS
--------------------------------------------------------------------------------

                                                                                                            PAGE(S)
REPORT OF INDEPENDENT ACCOUNTANTS.................................................................................1

FINANCIAL STATEMENTS
Statement of Assets and Liabilities ..............................................................................2

Statement of Operations...........................................................................................3

Statement of Changes in Net Assets................................................................................4

Notes to Financial Statements...................................................................................5-6


SUPPLEMENTAL SCHEDULES
Schedule of Portfolio Investments...............................................................................7-8

Financial Highlights..............................................................................................9

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Keyco Bond Fund, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Keyco Bond Fund, Inc. (the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

October 26, 2001

KEYCO BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------


ASSETS

Investments in securities, at fair value (cost $24,587,417)          $26,383,131
Cash                                                                      90,982
Accrued interest receivable                                              506,499
                                                                     -----------
    Total assets                                                      26,980,612
                                                                     -----------

LIABILITIES

Dividends payable                                                        253,452
                                                                     -----------

    Total liabilities                                                    253,452
                                                                     -----------

Net assets applicable to outstanding capital shares,
  equivalent to $21.09 per share based on 1,267,258
  shares of capital stock outstanding                                $26,727,160
                                                                     ===========


The accompanying notes are an integral part of the financial statements.

KEYCO BOND FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------


Interest income                                                                                          $ 1,443,848
Expenses
   Legal and accounting                                                                   44,980
   Custodial fee                                                                          15,000
   Directors' fees                                                                         2,000
   Miscellaneous expense                                                                   2,322
                                                                                      ----------
      Total expenses                                                                                          64,302
                                                                                                         -----------
      Net investment income                                                                                1,379,546
                                                                                                         -----------
Realized gain on investments
   Proceeds from calls, sales and maturity                                             3,090,843
   Cost of securities called, sold or matured                                          3,085,429
                                                                                      ----------
      Realized gain on investments                                                                             5,414
Unrealized appreciation of investments
   Investments held, September 30, 2001
      At cost                                                                         24,587,417
      At fair value                                                                   26,383,131
                                                                                      ----------
      Unrealized appreciation, September 30, 2001                                      1,795,714
         Less unrealized appreciation, September 30, 2000                                948,450
                                                                                      ----------
      Unrealized appreciation of investments                                                                 847,264
                                                                                                         -----------
      Net income on investments                                                                              852,678
                                                                                                         -----------
   Increase in net assets resulting from operations                                                      $ 2,232,224
                                                                                                         ===========


The accompanying notes are an integral part of the financial statements.

KEYCO BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000
--------------------------------------------------------------------------------


                                                                                    2001                     2000
Net assets, beginning of year                                                   $ 25,914,265             $ 25,943,973
                                                                                ------------             ------------

Changes in net assets from operations
   Net investment income                                                           1,379,546                1,431,311
   Net realized gain (loss) on investments                                             5,414                 (104,172)
   Changes in unrealized appreciation of investments                                 847,264                   62,482
                                                                                ------------             ------------

      Net increase in net assets resulting from operations                         2,232,224                1,389,621

Changes in net assets from capital transactions
   Dividends declared from net investment income                                  (1,419,329)              (1,419,329)
                                                                                ------------             ------------

      Net increase (decrease) in net assets                                          812,895                  (29,708)
                                                                                ------------             ------------

      Net assets, end of year                                                   $ 26,727,160             $ 25,914,265
                                                                                ============             ============


The accompanying notes are an integral part of the financial statements.

KEYCO BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   1.  SIGNIFICANT ACCOUNTING POLICIES

       Keyco Bond Fund, Inc. (the "Fund") has registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management company. The Fund became qualified as a regulated investment company under the Internal Revenue Code on October 1, 1979. Management intends to distribute to the shareholders substantially all earnings from that date. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

       SECURITY VALUATION

       The Fund has invested substantially all of its assets in long-term state and municipal debt obligations. Investments in these tax-exempt securities are stated at fair value. The fair value of the investments is provided by the Fund's custodian, who utilizes a matrix pricing system. The principal amount of each bond, as reflected in the schedule of portfolio investments, is due at maturity when the bond must be redeemed by the issuer.

       FEDERAL INCOME TAXES

       It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. Therefore, no federal income tax provision is recorded.

       OTHER

       The Fund follows industry practice and records security transactions on the trade date. Cost of securities sold is determined by specific identification. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis.

       ESTIMATES

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   2.  NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES

       Capital stock, $.02 par value; 3,000,000 shares authorized;
          1,267,258 shares issued and outstanding at September 30, 2001   $     25,345
       Additional paid-in capital                                              730,733
       Retained earnings prior to July 1, 1979                              24,093,500
       Accumulated undistributed net investment income                         240,149
       Accumulated undistributed net realized loss from
          securities transactions                                             (158,281)
       Net unrealized appreciation of investments, September 30, 2001        1,795,714
                                                                          ------------
             Net assets, September 30, 2001                               $ 26,727,160
                                                                          ============

KEYCO BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   3.  PURCHASES AND DISPOSITIONS OF SECURITIES

       The cost of purchases and the proceeds from dispositions of securities, other than United States government obligations and short-term notes, aggregated $2,972,176 and $3,090,843, respectively.

   4.  PORTFOLIO MANAGER

       The Fund does not retain the services of an investment advisor or a third-party portfolio manager. The Fund, acting through its officers and with the review provided by the Board, makes investment decisions internally.

   5.  RELATED PARTIES

       Legal and accounting expenses incurred include $25,000 for accounting and administrative services provided by an entity owned by an officer of the Fund.

KEYCO BOND FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                      LONG-TERM STATE AND                                                  PRINCIPAL                         FAIR
                      MUNICIPAL OBLIGATIONS                                                 AMOUNT           COST            VALUE
Capac, Michigan, Community School District, 6.25%, July 2003                              $  100,000      $   96,920      $  101,882
Central Michigan University, 5.3%, October 2006                                               70,000          66,345          72,678
Crosswell and Lexington, Michigan, Community Schools Building
   and Site, 6%, May 2016                                                                    500,000         500,000         521,010
Dearborn, Michigan, Sewage Disposal System Revenue, 5.125%,
   April 2016                                                                                110,000         101,748         111,426
Detroit, Michigan, FSA, Series A, 5%, April 2019                                             640,000         601,811         639,680
Detroit, Michigan, Distributable State Aid, 5.2%, May 2007                                   520,000         516,001         558,865
Detroit, Michigan, City School District, 4.95%, May 2005                                     200,000         186,398         212,784
Detroit, Michigan, Sewage Disposal, Series A, 5.7%, July 2013                                 20,000          21,345          21,522
Detroit, Michigan, Sewage Disposal, Series A, 5.7%, July 2013                                 80,000          85,381          84,623
Detroit, Michigan, Sewage Disposal, Series B, 5.25%, July 2015                               500,000         484,270         514,200
Detroit, Michigan, Water Supply System, Series A, 5.5%, July 2015                            330,000         347,150         343,233
Dundee, Michigan, Community School District, 5.375%, May 2020                                365,000         359,525         373,983
Grand Rapids, Michigan, Sanitary Sewer System, 6%, January 2012                              500,000         500,000         514,650
Jackson County, Michigan, 5%, April 2006                                                     300,000         277,173         306,834
Kalamazoo, Michigan, Hospital Finance Authority, Facilities Revenue,
   Bronson Methodist Hospital, 5.25%, May 2018                                               270,000         262,475         274,703
Lansing, Michigan, School District, 6.8%, May 2004                                           460,000         512,067         504,358
Lincoln, Michigan, Consolidated School District, 5%, May 2018                                170,000         170,000         171,202
Livonia, Michigan, Public Schools, 5.75%, May 2018                                           380,000         395,200         405,198
Madison, Michigan, District Public Schools, 5.125%, May 2018                                 750,000         711,555         758,190
Michigan Municipal Bond Authority Revenue, Local Government
   Wayne County, PJ-GRP 1213, 7.4%, December 2002                                            740,000         733,458         745,698
Michigan Municipal Bond Authority Revenue, State Revolving Fund,
   6.5%, October 2010                                                                        550,000         599,769         618,865
Michigan Municipal Bond Authority Revenue, State Revolving Fund,
   6.55%, October 2013                                                                       100,000         109,445         106,315
Michigan Municipal Bond Authority Revenue, Local Government
   Loan Program, 6%, December 2013                                                           130,000         134,940         143,082
Michigan Municipal Bond Authority Revenue, Local Government
   Loan Program, 5.375%, November 2017                                                       150,000         154,161         155,025
Michigan Public Power Agency Revenue, Belle River, 5.25%,
   January 2018                                                                              425,000         410,418         430,015
Michigan State Building Authority Revenue, 5.125%, October 2008                              100,000          91,772         104,713
Michigan State Building Authority Revenue, Series I, 5.875%,
   October 2008                                                                              400,000         428,888         422,412
Michigan State Building Authority Revenue, Series I, 5.2%, October 2009                      500,000         524,260         523,390
Michigan State Building Revenue, Series I, 5.3%, October 2012                                500,000         418,505         521,385
Michigan State Housing Development Authority, Rental Housing
   Revenue, 5.375%, April 2004                                                                70,000          71,537          72,669
Michigan State Housing Development Authority, Rental Housing
   Revenue, 5.6%, April 2006                                                                 500,000         489,640         520,415
Michigan State University Revenue, 6.125%, August 2010                                     1,200,000       1,190,892       1,253,016
Michigan State Trunk Line, Series A, 5.75%, October 2012                                     190,000         188,991         196,789
Michigan State Trunk Line, Series A, 5.75%, October 2012                                      60,000          59,682          60,791
Michigan State Trunk Line, Series A, 4.75%, November 2020                                    120,000         107,835         114,479
Michigan State House of Representatives Certificates of Participation,
   5%, August 2020                                                                           460,000         406,525         460,051
Pinckney, Michigan, Community Schools, Livingston and Washtenaw
   Counties, 5.5%, May 2004                                                                  300,000         268,500         306,576

KEYCO BOND FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------


                     LONG-TERM STATE AND                                                 PRINCIPAL                          FAIR
                    MUNICIPAL OBLIGATIONS                                                 AMOUNT           COST             VALUE
Plymouth-Canton, Michigan, Community School District 5.5%, May 2013                    $   100,000      $   104,191      $   105,077
Portage, Michigan, Public Schools, 5.7%, May 2012                                          230,000          227,619          245,187
Saginaw Valley State University General Revenue, Michigan, 5.25%,
   July 2019                                                                               610,000          569,478          623,353
Standish-Sterling, Michigan, Community Schools, 5.1%, May 2018                             150,000          136,501          150,639
Sturgis, Michigan, Government Hospital, 6.6%, October 2001                                 250,000          237,500          250,000
Wayland, Michigan, Unified School District, 5.125%, May 2017                             1,025,000          976,231        1,036,808
Wayne County, Michigan, Airport Revenue, Series B, 5.25%,
   December 2015                                                                           135,000          136,832          140,261
West Bloomfield, Michigan, School District, 5%, May 2006                                   100,000           92,357          105,876
Wyandotte, Michigan, Downtown Development, 6.25%,
   December 2008                                                                           750,000          727,440          862,132
Alaska State Housing Finance Corporation, 6.1%, June 2007                                  110,000          110,000          112,626
Alaska State Housing Finance Corporation, 6.2%, June 2008                                  210,000          210,000          216,441
District of Columbia, MBIA, Series B, 6.3%, June 2007                                      250,000          263,923          261,730
Gainesville, Florida, Utilities System Revenue, 6.5%, October 2014                         750,000          724,900          848,152
Honolulu, Hawaii, New Public Housing Authority, 5.75%, August 2008                         290,000          258,381          294,863
Honolulu, Hawaii, New Public Housing Authority, 5.75%, August 2009                         700,000          622,804          711,501
Maryland State Health and Higher Educational Facilities Authority
   Revenue Johns Hopkins Hospital Redevelopment Issue,
   6.625%, July 2008                                                                       345,000          345,000          378,096
Mercer County, New Jersey, Improvement Authority Revenue,
   State Justice Complex, 6.4%, January 2018                                               500,000          463,270          561,365
Akron, New York, Central School District, 5.9%, June 2014                                  100,000          108,776          107,142
Metropolitan Transportation Authority, New York, Commuter
   Facilities Revenue, 5.25%, July 2017                                                    310,000          299,541          318,119
Monroe County, New York, Water Improvement, 5.5%, December 2008                            610,000          589,034          636,779
New York, New York, City Municipal Water Authority, Water and
   Sewer System Revenue, 5.625%, June 2019                                                 945,000          975,732          976,506
New York, New York, City Municipal Water Finance Authority,
   Water and Sewer System Revenue, 5.125%, June 2022                                       205,000          194,549          205,131
New York State Refunding, 6.1%, November 2008                                              500,000          500,000          526,715
Erie County, Hospital Authority PA Revenue, Erie County Geriatric
   Center, U. S. Treasury, 6.25%, July 2011                                                805,000          799,816          892,342
Puerto Rico Commonwealth Highway and Transportation Authority
   Highway Revenue, 6.25%, July 2012                                                       500,000          544,085          593,440
Puerto Rico Industrial, Tourist, Educational, Medical and
   Environmental Control Facilities Financing Authority, 1998
   Series A, 5.375%, October 2013                                                          435,000          454,144          467,038
Puerto Rico Public Finance Corporation Commonwealth
   Appropriation, 5.375%, June 2017                                                        565,000          560,231          616,065
Met. Government Nashville and Davidson County, Tennessee,
   Health and Educational Facilities Board Revenue, Meharry
   Medical College-HEW, collateralized, 7.875%, December 2004                              120,000          117,059          132,133
Austin, Texas, Utility System Revenue, 6%, April 2006                                      500,000          474,565          556,845
Sherman, Texas, New Public Housing Authority, 5.75%, March 2006                            200,000          178,876          204,062
                                                                                       -----------      -----------      -----------

Total investments                                                                      $25,060,000      $24,587,417      $26,383,131
                                                                                       ===========      ===========      ===========

KEYCO BOND FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below are per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                                    YEARS ENDED SEPTEMBER 30,
                                                             -----------------------------------------------------------------------
                                                                2001            2000          1999           1998           1997
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                         $    20.45     $    20.47     $    21.46     $    21.40     $    21.14
Net investment income                                              1.09           1.13           1.13           1.18           1.22
Net realized and unrealized gain (loss) on investments             0.67          (0.03)         (0.98)          0.21           0.28
                                                             ----------     ----------     ----------     ----------     ----------

      Total from investment operations                             1.76           1.10           0.15           1.39           1.50
                                                             ----------     ----------     ----------     ----------     ----------

Less distributions from
   Net investment income                                          (1.12)         (1.12)         (1.14)         (1.21)         (1.23)
   Net realized gain on investments                                --             --             --            (0.12)         (0.01)
                                                             ----------     ----------     ----------     ----------     ----------

      Total distributions                                         (1.12)         (1.12)         (1.14)         (1.33)         (1.24)
                                                             ----------     ----------     ----------     ----------     ----------

Net asset value, end of period                               $    21.09     $    20.45     $    20.47     $    21.46     $    21.40
                                                             ==========     ==========     ==========     ==========     ==========

TOTAL RETURN PER SHARE NET ASSET VALUE (a)                          8.6%           5.4%           0.7%           6.5%           7.1%


RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in 000s)                          $   26,727     $   25,914     $   25,944     $   27,191     $   27,123
Ratio of net investment income to average net assets                5.2%           5.5%           5.4%           5.5%           5.8%
Ratio of expenses to average net assets                             0.2%           0.2%           0.2%           0.2%           0.2%
Portfolio turnover rate                                            11.4%           7.2%          21.6%          13.8%           3.5%

(a) Total investment return based on per share net asset value reflects the percent return calculated on beginning of period net asset value and assumes dividends and capital gain distributions were not reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund.